Exhibit 10.7
REGISTRATION RIGHTS AGREEMENT
     REGISTRATION RIGHTS AGREEMENT (the “Agreement”) made as of this 13th day of April, 2007 between GreenHunter Energy, Inc., a Delaware corporation (the “Company”), and Robert E. Lorton, C.R. Rittenberry and Winston Overseas Investment (each an “Investor” and together the “Investors”).
WITNESSETH:
     WHEREAS, in connection with the Stock Purchase Agreement by and among the parties hereto of even date herewith and Channel Refining Corporation (the “Stock Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to issue and sell to the Investors an aggregate 450,000 shares of common stock (the “Common Stock”), par value $.001 per share (the “Closing Shares”).
     WHEREAS, the parties hereto desire to promote the interests of the Company and the interests of the Investors by establishing herein certain terms and conditions upon which the Company will register the Closing Shares.
     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:
          “Commission” or “SEC” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended (the “Securities Act”).
          “Effective Date“ means the date the Registration Statement has been declared effective by the SEC.
          “Holder” shall mean each Investor (together with any other investor, referred to as "Holders”).
          “Restricted Securities” shall mean the securities of the Company required to bear or bearing the legend set forth in Section 2 hereof.
          “Registrable Securities” shall mean (i) the Closing Shares and any other shares of Common Stock held by the Investors, and (ii) the Common Stock issued to the Holders upon any stock split, stock dividend, merger, consolidation, recapitalization or similar event, excluding all such shares which (x) have been registered under the Securities Act and disposed of in accordance with the registration statement covering them, (y) have been publicly sold pursuant to

Rule 144 (or any successor rule) under the Securities Act or (z) are eligible for sale without restriction under Rule 144(k) (or any successor rule) under the Securities Act.
          The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.
          “Registration Expenses” shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.
          “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.
          “Required Registration Amount” means the Registrable Securities requested by the Holders to be included in the Registration Statement.
          “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.
          “Subscription Date” shall mean the date of this Agreement.
     2. Registration Rights.
     2.1. Company Registration.
          (a) If at any time following one year from the date of this Agreement, the Company shall register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction (covering mergers, acquisitions and corporate reorganizations) or a registration on any registration form which does not permit secondary sales, the Company will:
          (b) within ten (10) days of such determination give to the Holders written notice thereof; and
          (c) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by a Holder within twenty (20) days after receipt of the written notice from the Company described (a) above, except as set forth in Section 2.1(d) below. Such written request may specify all or a part of such Holder’s Registrable Securities.
          (d) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the

Holders by written notice. The Holders shall (together with the Company, if distributing its securities for its own account through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 2.1, if the representative of the underwriters advises the Company in writing that, in its opinion, marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise the Holders, and the number of shares that may be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its account and then in the following manner: (i) the securities requested to be registered by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of securities requested to be registered by such officers and directors and (ii) if a limitation on the number of shares is still required, the securities being sold for the accounts of the Holders shall be excluded from such registration and underwriting to the extent required by such limitation in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which the Holders had requested to be included in such registration or otherwise as their rights may appear. If a Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter.
     2.2. Subject to Section 2.1(d), the Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the registration statement declared effective by the Commission as soon as practicable, but in no event later than the date which is sixty (60) days after the Filing Deadline (the “Effectiveness Deadline”). Each Investor agrees to furnish to the Company a completed questionnaire in the form of Exhibit C within three trading days after receiving the Company’s written request therefor.
     2.3. Grace Period. Notwithstanding anything to the contrary contained herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 20 consecutive days and during any 365-day period such Grace Periods shall not exceed an aggregate of 30 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 2.7(h) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 2.7(h) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained herein, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and, if required under applicable securities laws, deliver a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.
     2.4. Expenses of Registration.
     The Company shall bear all Registration Expenses and the Holders’ reasonable counsel fees and disbursements and each Holder shall bear its own Selling Expenses relating to the securities being included by such Holder in the registration incurred in connection with any registration, qualification or compliance pursuant to the provisions of Section 2.1. The Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Munsch Hardt Kopf & Harr, P.C. or such other counsel as thereafter designated by the Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.
     2.5. Registration Obligations. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep the Holders advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, the Company will:
          (a) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
          (b) Promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline) (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws (except that the

Company shall not be required to qualify the offering under the blue sky laws of any jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction) and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale and distribution of all such Registrable Securities.
          (c) Keep such registration effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).
          (d) Ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “commercially reasonable efforts” shall mean, among other things, that the Company shall submit to the SEC, within two Business Days after the later of the date (i) that the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) of the approval of Legal Counsel pursuant to Section 2.7(f) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.
          (e) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2.7(e)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.
          (f) (1) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and

Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (2) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld or delayed. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations pursuant to this Section 2.7(f).
          (g) Furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, five (5) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.
          (h) Notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, that in no event shall such notice contain any material, nonpublic information), and, subject to Section 2.7(s), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver five (5) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (i) Use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
          (j) Hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information
          (k) Cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.
          (l) Cause all such Registrable Securities to be listed on each, if any, securities exchange on which similar securities issued by the Company are then listed and pay all fees and expenses in connection with satisfying its obligation under this Section 2.7(m).
          (m) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
          (n) Furnish to each Holder a signed counterpart, addressed to such Holder, of an opinion of counsel for the Company, dated the effective date of the registration statement, and in the case of any underwritten public offering obtain “comfort” letters signed by the Company’s independent public accountants who have examined and reported on the Company’s financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities.
          (o) If requested by an Investor, within 5 days of receipt of notice from such Investor, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.
          (p) Use commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.
          (q) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
          (r) Within 2 Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC: (i) file a definitive prospectus with the SEC under Rule 424(b) of the 1933 Act; and (ii) deliver, and cause its legal counsel to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
     3. Indemnification.
          (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling the Holder, with respect to which registration, qualification or compliance has been effected pursuant to Section 2 hereof, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, each of its officers, directors and partners, and each person controlling the Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or such underwriter specifically for use therein or to the extent due to the failure of the Holder or such underwriter to provide an updated prospectus or other document to a purchaser at a time when the Company has informed the Holder or such underwriter of a material misstatement or omission in a prospectus or other document and has provided updated prospectuses or other documents correcting such misstatement or omission.

          (b) Each Holder will indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and its directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of securities sold as contemplated herein.
          (c) Each party entitled to indemnification under this Section 3 (the “Indemnified Party”) shall give notice in writing to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
          (d) If the indemnification provided for in this Section 3 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the stockholders offering securities in the offering (the “Selling Stockholders”) on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 3(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 3(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 3(d) hereof. Notwithstanding the provisions of this Section 3(d), neither Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     4. Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.
     5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:
          (a) use its reasonable best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act at all times;
          (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
          (c) so long as any Holder owns any Restricted Securities, furnish to such Holder or Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder or Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder or Holders to sell any such securities without registration.
     6. Transfer or Assignment of Registration Rights. The rights to cause the Company to register the Registrable Securities held by the Holders under Section 4 may be transferred or assigned, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of a Holder under this Agreement.
     7. Termination. The provisions of Section 2.1 of this Agreement shall terminate at such time as the Registrable Securities owned by such Holder are eligible for resale under Rule 144(k) (without regard to any volume limitations).
     8. Amendment; Waiver. No amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument executed by each Holder (so long as a Holder is a holder of Registrable Securities) and the Company. No waiver of any provision of this Agreement shall be valid unless it is expressed in a written instrument duly executed by the party or parties making such waiver. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term, covenant or condition but the obligation of any party with respect thereto shall continue in full force and effect.
     9. Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement, and if any party hereto shall institute an action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.
     10. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or transmitted by facsimile or delivered by nationally recognized overnight courier, addressed:
          (a) if to a Holders, to the addresses set forth in the Stock Purchase Agreement with copies to counsel, and:
          (b) if to the Company, to the following address, or at such other address as the Company shall have furnished to the Holders,

GreenHunter Energy, Inc.
3129 Bass Pro Drive
Grapevine, Texas 76051
Attn: Secretary
Phone: 469-293-4389
Facsimile:972-550-7464
     Alternatively, to such other address as a party hereto supplies to each other party in writing.
     11. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted transferees, successors and assigns of the parties hereto, whether so expressed or not.
     12. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.
     13. Titles and Subtitles. The titles of the sections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.
     14. Severability. The invalidity or unenforceability of any provisions of this Agreement shall not be deemed to affect the validity or enforceability of any other provision of this Agreement.
     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
     16. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements, arrangements and understandings, whether written or oral, with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

By:

Name:
Title:

By:

Name:
Title:

By:

Name:
Title:

GreenHunter Energy, Inc.

By:

Name:
Title:

EXHIBIT A
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT
                    , 200
[Transfer Agent]
[Address]
Attention: [                    ]
Re:      GreenHunter Energy, Inc.
     Ladies and Gentlemen:
     [We are][I am] counsel to GreenHunter Energy, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) entered into by and among the Company and the Sellers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of Common Stock of the Company. Pursuant to the Stock Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                                          , 200    , the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.
     In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.
     This letter shall serve as our notice to you that the shares of Common Stock registered pursuant to the Registration Statement are currently freely transferable by the Holders pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc: [LIST NAMES OF HOLDERS]

1

EXHIBIT B
SELLING SHAREHOLDERS
     The shares of Common Stock being offered by the selling shareholders were originally issued by the Company to investors in a private placement transaction. For additional information regarding the issuance of those shares of Common Stock, see “Private Placement of Shares of Common Stock” above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the shares of Common Stock issued pursuant to the Stock Purchase Agreement, the selling shareholders have not had any material relationship with us within the past three years.
     The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the shares of Common Stock being offered by this prospectus by the selling shareholders as of the date hereof.
     The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.
     The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Maximum Number of
	Number of Shares of	Shares of Common Stock to	Number of Shares of
	Common Stock Owned	be Sold Pursuant to this	Common Stock Owned
Name of Selling Shareholder	Prior to Offering	Prospectus	After Offering
0

0

0

1

PLAN OF DISTRIBUTION
     We are registering the shares of Common Stock issued to investors pursuant to the Stock Purchase Agreement to permit the resale of these shares of Common Stock by the selling shareholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.
     The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts and commissions and brokers’ or agents’ commissions or selling commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,
•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.
     The selling shareholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell such shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.
     Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

2

     There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.
     The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.
     We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[      ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts, commissions and concessions and brokers’ or agents’ commissions and concessions or selling commissions and concessions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.
     Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

3

EXHIBIT C
INVESTOR QUESTIONNAIRE
     The information contained in this questionnaire will be relied upon by GreenHunter Energy, Inc. (the “Company”) and its advisors. Accordingly, by signing this questionnaire, you represent as follows:
     (i) The information contained herein is complete and accurate and may be relied upon by the Company and its advisors; and
     (ii) You will notify the Company immediately of any material change in any information provided herein.
     Although the Company will use commercially reasonable efforts to keep the information provided in the answers to this questionnaire strictly confidential, the Company may present this questionnaire and the information provided in it to such parties as the Company reasonably deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.
     This questionnaire does not constitute an offer by the Company, but rather is a request for information.
     Thank you for taking the time to complete this questionnaire.

Investor Information
     INSTRUCTIONS: Please print or type all answers. If the answer to any question is “none” or “not applicable,” please so state.
     Part A — General

For Entities:

1. Name:

2. Taxpayer Identification No.:

3. Jurisdiction and Year of Organization:

4. Nature of Business:

5. Business Address:

6. Business Telephone Number:

          Part B — Type of Investor
1.	Are you:
(i)	A bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity? Yes ☐ No ☐

(ii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934? Yes ☐ No ☐

(iii)	An insurance company as defined in Section 2(a)(13) of the Securities Act? Yes ☐ No ☐

(iv)	An investment company registered under the Investment Company Act of 1940 (the “Company Act”) or a business development company as defined in Section 2(a)(48) of the Company Act? Yes ☐ No ☐

(v)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958? Yes ☐ No ☐

(vi)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000? Yes ☐ No ☐

5

(vii)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) whose the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or that has total assets in excess of $5,000,000?
Yes ☐ No ☐

(viii)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940? Yes ☐ No ☐

(ix)	An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the securities of a particular issuer? Yes ☐ No ☐

(x)	An entity in which all of the equity owners are “accredited investors,” as such term is defined under the Securities Act of 1933? Yes ☐ No ☐

(xi)	A self-directed plan with investment decisions made solely by persons who are accredited investors? Yes ☐ No ☐ Please attach a separate sheet setting forth the basis for the representation that they are “accredited investors.”

(xii)	A natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000? (In calculating your net worth, you may include all assets, such as your home, home furnishings and automobiles, less your liabilities.)
Yes ☐ No ☐

(xiii)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year? Yes ☐ No ☐

(xiv)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities of a particular issuer, whose investments are directed by a sophisticated person with sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the trust’s investments? Yes ☐ No ☐
     Part C — Financial and Other Data

1. If you are an entity, please indicate the range of your total amount of assets.

$0 — $5,000,000

Over $5,000,000

2. Do you have adequate liquid assets (defined as cash, cash equivalents and freely marketable securities) to meet your current needs and personal contingencies? Yes ☐ No ☐

3. Please indicate your other investment experience (e.g., stocks, real estate, etc.)

6

4. Do you or the persons who make investment decisions on your behalf have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of your investments? Yes ☐ No ☐

5. Do you typically use a purchaser representative in connection with your investments (i.e., someone who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of your investments and whom you acknowledge in writing during the course of your investment to be your purchaser representative)? Yes ☐ No ☐

If so, please provide the name, address and telephone number of your purchaser representative.

          IN WITNESS WHEREOF, the undersigned has executed this questionnaire as of                     , 200    , and declared that it is truthful and correct.

By:

Name:
Title:

7